Supplemental Information	3 Months Ended
Mar. 31, 2016
Summary Of Derivative Instruments [Abstract]
Derivatives And Fair Value [Text Block]

NOTE 19. SUPPLEMENTAL INFORMATION

DERIVATIVES AND HEDGING

Note 15 provides the primary information related to our derivatives and hedging activity. This section provides certain supplemental information about this topic.

Changes in the fair value of derivatives are recorded in a separate component of equity (referred to below as Accumulated Other Comprehensive Income, or AOCI) and are recorded in earnings in the period in which the hedged transaction occurs. The table below summarizes this activity by hedging instrument.

FAIR VALUE OF DERIVATIVES

	March 31, 2016		December 31, 2015
(In millions)	Assets	Liabilities	Assets	Liabilities

Derivatives accounted for as hedges
Interest rate contracts	$5,619	$23	$4,132	$158
Currency exchange contracts	897	1,000	1,109	1,383
Other contracts	-	-	-	-
	6,516	1,024	5,241	1,541

Derivatives not accounted for as hedges
Interest rate contracts	106	55	119	44
Currency exchange contracts	1,907	4,168	1,715	4,048
Other contracts	330	36	315	49
	2,343	4,259	2,149	4,141

Gross derivatives recognized in statement of
financial position
Gross derivatives	8,859	5,282	7,391	5,681
Gross accrued interest	703	10	1,001	(13)
	9,562	5,292	8,392	5,668

Amounts offset in statement of financial position
Netting adjustments(a)	(3,677)	(3,662)	(4,326)	(4,326)
Cash collateral(b)	(4,124)	(703)	(1,784)	(642)
	(7,800)	(4,365)	(6,110)	(4,968)

Net derivatives recognized in statement of
financial position
Net derivatives	1,761	927	2,282	700

Amounts not offset in statement of
financial position
Securities held as collateral(c)	(388)	-	(1,277)	-

Net amount	$1,372	$927	$1,005	$700

Derivatives are classified in the captions “All other assets” and “All other liabilities” and the related accrued interest is classified in “Other GE Capital receivables” and “All other liabilities” in our financial statements.

(a) The netting of derivative receivables and payables is permitted when a legally enforceable master netting agreement exists. Amounts include fair value adjustments related to our own and counterparty non-performance risk. At March 31, 2016 and December 31, 2015, the cumulative adjustment for non-performance risk was $(14) million and insignificant, respectively.

(b) Excluded excess cash collateral received and posted of $259 million and $101 million at March 31, 2016, respectively, and $48 million and $379 million at December 31, 2015, respectively.

(c) Excluded excess securities collateral received of $13 million and $107 million at March 31, 2016 and December 31, 2015, respectively.

CASH FLOW HEDGE ACTIVITY
			Gain (loss) reclassified
	Gain (loss) recognized in AOCI		from AOCI into earnings
	for the three months ended March 31		for the three months ended March 31
(In millions)	2016	2015	2016	2015

Interest rate contracts	$19	$(3)	$(30)	$(39)
Currency exchange contracts	(77)	(1,077)	(53)	(957)
Commodity contracts	1	(3)	(2)	(1)
Total(a)	$(57)	$(1,083)	$(84)	$(997)

(a) Gain (loss) is recorded in GE Capital revenues from services, interest and other financial charges, and other costs and expenses when reclassified to earnings.

The total pre-tax amount in AOCI related to cash flow hedges of forecasted transactions was a $3 million gain at March 31, 2016. We expect to transfer $94 million loss to earnings as an expense in the next 12 months contemporaneously with the earnings effects of the related forecasted transactions. In both the three months ended 2016 and 2015, we recognized insignificant gains and losses related to hedged forecasted transactions and firm commitments that did not occur by the end of the originally specified period. At March 31, 2016 and 2015, the maximum term of derivative instruments that hedge forecasted transactions was 17 years and 18 years, respectively. See Note12 for additional information about reclassifications out of AOCI.

For cash flow hedges, the amount of ineffectiveness in the hedging relationship and amount of the changes in fair value of the derivatives that are not included in the measurement of ineffectiveness were insignificant for each reporting period.

Counterparty credit risk

Fair values of our derivatives can change significantly from period to period based on, among other factors, market movements and changes in our positions. We manage counterparty credit risk (the risk that counterparties will default and not make payments to us according to the terms of our agreements) on an individual counterparty basis. Where we have agreed to netting of derivative exposures with a counterparty, we net our exposures with that counterparty and apply the value of collateral posted to us to determine the exposure. We actively monitor these net exposures against defined limits and take appropriate actions in response, including requiring additional collateral.

As discussed above, we have provisions in certain of our master agreements that require counterparties to post collateral (typically, cash or U.S. Treasury securities) when our receivable due from the counterparty, measured at current market value, exceeds a specified limit. The fair value of such collateral was $4,512 million at March 31, 2016, of which $4,124 million was cash and $388 million was in the form of securities held by a custodian for our benefit. Under certain of these same agreements, we post collateral to our counterparties for our derivative obligations, the fair value of which was $703 million at March 31, 2016. At March 31, 2016, our exposure to counterparties (including accrued interest), net of collateral we hold, was $1,206 million. This excludes exposure related to embedded derivatives.

Additionally, our master agreements typically contain mutual downgrade provisions that provide the ability of each party to require termination if the long-term credit rating of the counterparty were to fall below A-/A3 or other ratings levels agreed upon with the counterparty. In certain of these master agreements, each party also has the ability to require termination if the short-term rating of the counterparty were to fall below A-1/P-1. Our master agreements also typically contain provisions that provide termination rights upon the occurrence of certain other events, such as a bankruptcy or events of default by one of the parties. If an agreement was terminated under any of these circumstances, the termination amount payable would be determined on a net basis and could also take into account any collateral posted. The net amount of our derivative liability, after consideration of collateral posted by us and outstanding interest payments was $902 million at March 31, 2016. This excludes embedded derivatives.